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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report of Varian Medical Systems, Inc. (the "Company"), on Form 10-K for the year ended September 27, 2002 (the "Report"), I, Richard M. Levy, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

        (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 26, 2002                        /S/      RICHARD M. LEVY
                                                --------------------------------
                                                         Richard M. Levy
                                                       President and Chief
                                                        Executive Officer